UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 24, 2020, Frances Fragos Townsend advised The Western Union Company (the “Company”) that she intends not to stand for re-election as a member of the Company’s Board of Directors (the “Board”) at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Ms. Fragos Townsend’s decision not to stand for re-election was personal and not the result of any disagreement with the Company or the Board.  Additionally, Roberto Mendoza will not be nominated for re-election at the 2020 Annual Meeting and will retire from the Board at such time because he has reached the Board’s mandatory retirement age, as set forth in its Corporate Governance Guidelines.  Mr. Mendoza’s retirement from the Board is not the result of any disagreement with the Company or the Board.

(d)

On March 24, 2020, the Board increased the size of the Board from 11 to 12 and appointed Timothy P. Murphy to the Board to fill the vacancy resulting from such increase, effective March 24, 2020. In addition, the Board appointed Mr. Murphy to the Compliance Committee of the Board, also effective March 24, 2020.

There is no arrangement or understanding between Mr. Murphy and any other persons pursuant to which Mr. Murphy was selected as a director. There are no transactions involving Mr. Murphy requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Murphy will receive the standard compensation effective for 2020 received by the Company's current non-employee directors, as discussed in the Company's Proxy Statement dated April 3, 2019, prorated for the time he serves during 2020.

A copy of the press release announcing Ms. Fragos Townsend’s and Mr. Mendoza’s departures from the Board and the appointment of Mr. Murphy to the Board is attached hereto as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by The Western Union Company on March 24, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2020	THE WESTERN UNION COMPANY
	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary